UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2012

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

QUALCOMM Incorporated (the “Company”) held its 2012 Annual Meeting of Stockholders on March 6, 2012 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation that eliminated the plurality voting provision for the election of directors. Accordingly, also on March 6, 2012, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation eliminating the plurality voting provision (the “Amendment”) with the Secretary of State of the State of Delaware, and the Amendment was effective as of that date. The plurality voting provision had provided that the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares shall be elected. This description of the Amendment is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement dated January 19, 2012. The final voting results are set forth below.

Proposal 1:	Election of 12 directors to hold office until the 2013 Annual Meeting of Stockholders:

	FOR	WITHHELD	BROKER NON-VOTES

Barbara T. Alexander	1,221,582,162	52,113,687	201,420,488
Stephen M. Bennett	1,225,676,534	48,019,315	201,420,488
Donald G. Cruickshank	1,227,403,576	46,292,273	201,420,488
Raymond V. Dittamore	1,226,293,351	47,402,498	201,420,488
Thomas W. Horton	1,227,276,951	46,418,898	201,420,488
Paul E. Jacobs	1,205,484,949	68,210,900	201,420,488
Robert E. Kahn	1,218,968,336	54,727,513	201,420,488
Sherry Lansing	1,225,155,925	48,539,924	201,420,488
Duane A. Nelles	1,219,523,691	54,172,158	201,420,488
Francisco Ros	1,224,268,987	49,426,862	201,420,488
Brent Scowcroft	1,214,859,172	58,836,677	201,420,488
Marc I. Stern	1,213,741,911	59,953,938	201,420,488

All of the foregoing candidates were elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2:	The vote on a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the Company’s fiscal year ending September 30, 2012 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,458,859,528	14,718,419	1,538,390	0

The foregoing proposal was approved.

Proposal 3:	The advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

872,495,288	396,525,678	4,674,883	201,420,488

The foregoing advisory vote was approved.

Proposal 4:	The vote on a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the plurality voting provision was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,466,802,556	5,955,803	2,357,978	0

The foregoing proposal was approved.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: March 9, 2012	By:	/s/ William E. Keitel
William E. Keitel, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation